Nature’s Sunshine Appoints Kenneth Romanzi as CEO Mr. Romanzi Brings Extensive Leadership and Operational Experience at Prominent, Large-Scale Consumer Packaged Goods Companies and Proven Track Record of Driving Growth and Value Creation LEHI, Utah, October 15, 2025 – Nature’s Sunshine Products, Inc. (Nasdaq: NATR) (“Nature’s Sunshine”) (the “Company”), a leading manufacturer of high-quality herbal and nutritional supplements, today announced that its Board of Directors has appointed Kenneth Romanzi to succeed Terrence Moorehead as Chief Executive Officer. Mr. Romanzi will assume the role and become a member of the Nature’s Sunshine Board of Directors on October 29, 2025. Mr. Romanzi is an experienced CEO and operator with a proven track record of leading transformations and driving growth at public and private companies across the consumer packaged goods (“CPG”) industry. Notably, he served as President, CEO and a member of the Board of Directors of B&G Foods, Inc., a public company with a broad portfolio of over 50 brands. Prior to his role as CEO, he served as the company’s EVP and Chief Operating Officer. Over the duration of his tenure at B&G Foods, Mr. Romanzi successfully executed a strategic transformation of the business – expanding full-year revenue from $1.6 billion to $2 billion, improving profitability, reducing leverage and completing multiple acquisitions. Earlier in his career, Mr. Romanzi served in a variety of C-Suite and leadership roles at prominent CPG companies such as Nabisco; The Ultimate Juice Company, including the Naked Juice brand which was subsequently acquired by PepsiCo, Inc.; Hasbro, Inc.; and Ocean Spray Cranberries, Inc. “Following a comprehensive search process and unanimous decision by the Board, we are pleased to welcome Ken as our next CEO,” said Heidi Wissmiller, Chairman of the Board of Directors. “Ken is a transformational leader with a proven ability to grow, scale and drive innovation at high-caliber and complex CPG businesses. This skillset will be instrumental in accelerating our journey to digitally empower every distributor and practitioner while expanding our omnichannel offerings and level of sophistication to meet consumers where they need us to be. With his breadth and depth of industry expertise, we are confident Ken will build on the momentum generated by Terrence and the team, drive significant value creation for our shareholders and guide Nature’s Sunshine into the next chapter of growth. Under his leadership, we are poised to achieve our growth ambitions and to redefine category leadership on a global scale.” “I am very excited and grateful for the opportunity to join Nature’s Sunshine and lead the organization as we continue to transform consumers’ lives globally through natural health,” Mr. Romanzi said. “Nature’s Sunshine has a strong legacy and foundation, and its values align closely with my personal dedication and commitment to wellness. I look forward to leveraging my experience to capitalize on the significant opportunity ahead thanks to our dedicated employees and our amazing group of entrepreneurs worldwide who have established a reputation of success. I am dedicated to Nature’s Sunshine’s mission to globally deliver on our brand promise to consumers, while driving sustainable, long-term profitability and shareholder value.” About Kenneth Romanzi Mr. Romanzi brings over 40 years of experience in the CPG industry. From 2019 to 2020, he served as President, CEO and a member of the Board of Directors of B&G Foods, Inc., a publicly traded company and leading manufacturer, seller and distributor of shelf-stable and frozen foods. He previously served as EVP and Chief Operating Officer of B&G Foods since 2017. Earlier in his career, he served in a variety of C-Suite and leadership roles, including as President of multiple business units at Nabisco, such as the President of the Direct-Store-Door sales organization for the multibillion-dollar Biscuit division, where he oversaw a 10,000-person delivery system, managing 115 warehouses and an operating budget of more than $1 billion. He also served as President and CEO of The Ultimate Juice Company, which included the Naked Juice brand which was subsequently acquired by PepsiCo, Inc., and President of the U.S. toys division of Hasbro. Additionally, from 2013 to 2015, Mr. Romanzi served as SVP and COO of Global Brands of Ocean Spray Cranberries, Inc., following his tenure as SVP and COO of the company’s North American food and beverage business from 2004 to 2013. During his time at the company, he drove global brand expansion into China, the Middle East and South America. From 2016 to 2017, prior to its acquisition by Danone, Mr. Romanzi served as President of Fresh Foods at WhiteWave Foods Corp. Most recently, Mr. Romanzi served as an Operating Partner for Ronin Equity Partners from May 2021 to October 2025 and a Strategic Advisor for Astara Capital Partners from September 2022 to October 2025, both private equity firms. Mr. Romanzi earned a Bachelor of Science in Finance and Accounting from Babson College, where he continues to serve as a Trustee and Chair of the Governance Committee. About Nature’s Sunshine Products Nature’s Sunshine Products (Nasdaq: NATR), a leading natural health and wellness company, markets and distributes nutritional and personal care products in more than 40 countries. Nature’s Sunshine manufactures most of its products through its own state-of-the-art facilities to ensure its products continue to set the standard for the highest quality, safety, and efficacy on the market today. Additional information about the company can be obtained at its website, www.naturessunshine.com. Cautionary Note Regarding Forward-Looking Statements This press release contains forward-looking statements regarding the Company’s future business expectations, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements relating to our objectives, plans, strategies and financial results, including expected improvements in gross profit and gross margin. All statements (other than statements of historical fact) that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions, and are based on assumptions and assessments made in light of our experience and perception of historical trends, current conditions, expected future developments and other factors we believe to be appropriate. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, including the following: • extensive government regulations to which the Company’s products, business practices and manufacturing activities are subject, including, but not limited to, trade restrictions and export controls;

• registration of products for sale in foreign markets, or difficulty or increased cost of importing products into foreign markets; • legal challenges to the Company’s direct selling program or to the classification of its independent consultants; • laws and regulations regarding direct selling may prohibit or restrict our ability to sell our products in some markets or require us to make changes to our business model in some markets; • liabilities and obligations arising from improper activity by the Company’s independent consultants; • product liability claims; • impact of anti-bribery laws, including the U.S. Foreign Corrupt Practices Act; • the Company’s ability to attract and retain independent consultants; • the loss of one or more key independent consultants who have a significant sales network; • the effect of fluctuating foreign exchange rates; • failure of the Company’s independent consultants to comply with advertising laws; • changes to the Company’s independent consultants' compensation plans; • geopolitical issues and conflicts, including changes to U.S. trade policy resulting in new or additional tariffs; • negative consequences resulting from difficult economic conditions, including the availability of liquidity or the willingness of the Company’s customers to purchase products; • risks associated with the manufacturing of the Company’s products; • supply chain disruptions, manufacturing interruptions or delays, or the failure to accurately forecast customer demand; • failure to timely and effectively obtain shipments of products from our suppliers and contract manufacturers and deliver products to our independent consultants and customers; • world-wide slowdowns and delays related to supply chain, ingredient shortages and logistical challenges; • uncertainties relating to the application of transfer pricing, duties, value-added taxes, and other tax regulations, and changes thereto; • changes in tax laws, treaties or regulations, or their interpretation; • failure to maintain an effective system of internal controls over financial reporting; • cybersecurity threats and exposure to data loss; • the storage, processing, and use of data, some of which contain personal information, are subject to complex and evolving privacy and data protection laws and regulations; • reliance on information technology infrastructure; and • the sufficiency of trademarks and other intellectual property rights. These and other risks and uncertainties that could cause actual results to differ from predicted results are more fully detailed under the caption “Risk Factors” in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports filed on Form 10-Q.

All forward-looking statements speak only as of the date of this press release and are expressly qualified in their entirety by the cautionary statements included in or incorporated by reference into this press release. Except as is required by law, the Company expressly disclaims any obligation to publicly release any revisions to forward-looking statements to reflect events after the date of this press release. Investor Relations: Gateway Group, Inc. Cody Slach 1-949-574-3860 NATR@gateway-grp.com